UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021

CrowdStrike Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38933	45-3788918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Mathilda Place, Suite 300 Sunnyvale, California	94086
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 512-8906

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A Common Stock, $0.0005 par value	CRWD	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

CrowdStrike Holdings, Inc. (“CrowdStrike”), a leader in cloud-delivered endpoint and cloud workload protection, today announced it has agreed to acquire Humio Limited (“Humio”), a leading provider of high-performance cloud log management and observability technology. Under the terms of the agreement, CrowdStrike expects to pay approximately $400 million to acquire Humio, subject to adjustments. The acquisition is expected to close in CrowdStrike’s fiscal first quarter 2022, subject to customary closing conditions.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the closing of the acquisition, and the benefits of the acquisition to CrowdStrike and its customers. There are a significant number of factors that could cause actual results to differ materially from statements made in this Current Report on Form 8-K, including the satisfaction of the conditions to the closing of the acquisition. Additional risks and uncertainties that could affect the forward-looking statements in this Current Report on Form 8-K are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in CrowdStrike’s filings and reports with the Securities and Exchange Commission (“SEC”), including CrowdStrike’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2020.

You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this Current Report on Form 8-K are based on information available to CrowdStrike as of the date hereof, and CrowdStrike does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdStrike Holdings, Inc.

Date: February 18, 2021	/s/ Burt W. Podbere
Burt W. Podbere Chief Financial Officer